WRL FREEDOM ACCESS
VARIABLE ANNUITY

Issued Through
WRL SERIES ANNUITY ACCOUNT
By
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated August 14, 2002 to Prospectus Dated May 1, 2002
as Supplemented May 1, 2002

Please use this supplement with the WRL Freedom Access prospectus prospectus dated May 1, 2002, as supplemented May 1, 2002. Please read it carefully and keep it with your May 1, 2002 prospectus, as supplemented May 1, 2002, for future reference.

The prospectus is amended in the following respects:

SUMMARY

1.  The Annuity Contract -- fifth paragraph, page 4:

For an additional charge, you may select a compounding/annual step-up death benefit. You may also purchase the Guaranteed Minimum Income Benefit Rider that guarantees a minimum amount of income payments if you annuitize under one of the rider's payment options (see page 23) and/or the Additional Earnings inider that may provide a supplemental death benefit (see page 55).
10. Other Information - Additional Features -- Compounding/Annual Step-Up Death Benefit - 6th bullet point, third sentence, page 10:

This feature is not available to annuitants age 75 or older on the Contract date.











AG00589 -- 8/2002



This Prospectus Supplement must be accompanied by the WRL Freedom Access Prospectus dated May 1, 2002, as supplemented May 1, 2002